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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) -  October 8, 1996



                             PHOENIX NETWORK, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



      Delaware                      0-17909                  84-0881154
 ----------------               ----------------           --------------
 (State or other                (Commission File            (IRS Employer
  Jurisdiction of               Number)                    Identification
  Incorporation)                                               Number)




                  1687 Cole Boulevard, Golden, Colorado  80401
                  --------------------------------------------
                    (Address of Principal Executive Offices)



                                 (303) 232-4333
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 8, 1996, pursuant to an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 14, 1996, by and among the Registrant, Phoenix Merger Corp., a wholly-owned subsidiary of the Registrant ("Merger Sub"), and AmeriConnect, Inc. ("AmeriConnect"), the Registrant acquired AmeriConnect through a merger (the "Merger") of Merger Sub with and into AmeriConnect. AmeriConnect is the surviving corporation in the Merger and becomes a wholly-owned subsidiary of the Registrant. The board of directors of the Registrant approved the Merger at a special meeting held on June 6, 1996. AmeriConnect is a Kansas- based switchless reseller of long distance telecommunications services which sells such services to individuals and small to medium sized businesses. AmeriConnect does not own significant plant, equipment or other physical property.

         At the effective time of the Merger (the "Effective Time"), Merger Sub was merged with and into AmeriConnect, and Merger Sub ceased to exist as a separate corporation. At the Effective Time, each outstanding share of AmeriConnect Common Stock, par value $.01 per share ("AmeriConnect Common"), and each outstanding share of AmeriConnect Class A Common Stock, par value $.00001 per share ("AmeriConnect Class A" and together with the AmeriConnect Common, the "AmeriConnect Stock"), were converted into the right to receive
 .360468525 shares of the Common Stock, par value $.001 per share, of the Registrant ("Phoenix Stock"), other than shares of AmeriConnect Stock held by stockholders exercising dissenter's rights, AmeriConnect, any subsidiary of AmeriConnect, Registrant, Merger Sub or any other subsidiary of Registrant. Such conversion ratios were determined based upon (a) an agreed adjusted cash value for AmeriConnect, (b) a price of $5.25 per share of Phoenix Stock, determined as per the Merger Agreement by reference to the closing bid price on October 7, 1996 for shares of Phoenix Stock, as reported on the American Stock Exchange, and (c) the number of shares of AmeriConnect Stock outstanding or underlying options immediately prior to the Effective Time.

         Holders of AmeriConnect Stock have or will receive cash in lieu of any fractional shares of Phoenix Stock to which such holders would otherwise have been entitled. In addition, at the Effective Time, all of the outstanding options held by any option holder to purchase shares of AmeriConnect Stock were assumed by the Registrant and converted into options to purchase that number of shares of Phoenix Stock that would have been received by such option holder in the Merger had such option holder exercised such option to purchase AmeriConnect Stock immediately prior to the Effective Time of the Merger, rounded down to the nearest whole number of shares. The exercise price of options to purchase Phoenix Stock into which the options of any option holder to purchase AmeriConnect Stock were converted was adjusted in the Merger to equal the exercise price of such holder's options to purchase AmeriConnect Stock, divided by .360468525, and rounded up to the nearest whole cent. All such assumed options became fully exercisable at the effective time of the Merger. The terms of options to purchase Phoenix Stock into which the options to purchase AmeriConnect Stock were converted at the Effective Time are otherwise on the same terms and subject to the same conditions as in effect with respect to the options to purchase AmeriConnect





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Stock immediately prior to the Effective Time, subject to equitable adjustments as were or may be necessary to reflect the Merger.

         A total of 2,499,630 shares of Phoenix Stock were newly issued, and the rights of holders of options to purchase AmeriConnect Stock were converted into rights to purchase 164,193 shares of Phoenix Stock, in connection with the Merger. Such shares of Phoenix Stock issued or issuable in connection with the Merger represent approximately 12.9% of the total shares of Phoenix Stock outstanding after the Merger (assuming exercise of the converted options). The shares of Phoenix Stock issued or issuable in the Merger have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4, registration number 333-10593 (the "Registration Statement"), which was filed with the Securities and Exchange Commission on August 22, 1996 and declared effective on September 4, 1996. The foregoing description of the Merger is qualified in its entirety by reference to the Registration Statement and the copy of the Merger Agreement filed as Exhibit 2 thereto, which are incorporated by reference herein as Exhibit 2.

         Except for the historical information contained herein, the discussion above contains forward-looking statements that involve risks and uncertainties, including the risks detailed from time to time in the reports filed by the Registrant with the Securities and Exchange Commission, including the report on Form 10-K for the year ended December 31, 1996 and the report on Form 10-Q for the quarter ended June 30, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

                 (4) At this time it is impracticable to provide the required financial statements for AmeriConnect. The required financial statements will be filed under cover of Form 8-KA as soon as practicable, but not later than 60 days after the date hereof.

         (b)     Pro Forma Financial Information.

                 (2) At this time it is impracticable to provide the required pro forma financial statements relating to the Merger. The required pro forma financial statements will be filed under cover of Form 8-KA as soon as practicable, but not later than 60 days after the date hereof.





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         (c)     Exhibits

                 2 Amended and Restated Agreement and Plan of Merger among the Registrant, Phoenix Merger Corp. and AmeriConnect, Inc., dated as of June 14, 1996*

                 20       Press Release, dated October 9, 1996


______________________
* Incorporated herein by reference to the exhibit of the same number in the Registration Statement on Form S-4 (File No. 333- 10593) which was filed with the Securities and Exchange Commission on August 22, 1996 and declared effective on September 4, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 1996                        PHOENIX NETWORK, INC.
      ----------------


                                             By:   /s/ Wallace M. Hammond
                                                -------------------------
                                                   Wallace M. Hammond
                                                   President & CEO





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                                EXHIBIT INDEX


             Exhibit No.           Exhibit Description
             -----------           -------------------

                 2 Amended and Restated Agreement and Plan of Merger among the Registrant, Phoenix Merger Corp. and AmeriConnect, Inc., dated as of June 14, 1996*

                 20       Press Release, dated October 9, 1996


______________________
* Incorporated herein by reference to the exhibit of the same number in the Registration Statement on Form S-4 (File No. 333- 10593) which was filed with the Securities and Exchange Commission on August 22, 1996 and declared effective on September 4, 1996.